EXHIBIT 10.1

SECURITIES PURCHASE AGREEMENT

This SECURITIES PURCHASE AGREEMENT (the “Agreement”) is dated as of the 21st day of March 2017, by and between Imprimis Pharmaceuticals, Inc., a Delaware corporation (the “Company”), and each individual or entity named on the Schedule of Buyers attached hereto (each such individual or entity, individually, a “Buyer” and all of such individuals or entities, collectively, the “Buyers”).

RECITALS

A. The Company has authorized the sale and issuance of up to an aggregate of 1,312,000 shares (the “Shares”) of its common stock, par value $0.001 per share (the “Common Stock”), subject to adjustment by the Company’s Board of Directors, or a committee thereof, for a purchase price of $2.40 per share.

B. The offering and sale of the Shares (the “Offering”) are being made pursuant to (a) an effective Registration Statement on Form S-3 (including the Prospectus contained therein (the “Base Prospectus”), File No. 333-198675, the “Registration Statement”) filed by the Company with the Securities and Exchange Commission (the “Commission”) and (b) a Prospectus Supplement (the “Prospectus Supplement” and together with the Base Prospectus, the “Prospectus”) containing certain supplemental information regarding the Shares and terms of the Offering that will be filed with the Commission and delivered to the Investor (or made available to the Investor by the filing by the Company of an electronic version thereof with the Commission).

C. Each Buyer acknowledges that the Offering is not being underwritten by National Securities Corporation, the placement agent named in the Prospectus Supplement (the “Placement Agent”), and that there is no minimum offering amount.

AGREEMENT

NOW, THEREFORE, in consideration of the premises and the mutual covenants of the parties hereinafter expressed and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto, each intending to be legally bound, agree as follows:

ARTICLE I

RECITALS, EXHIBITS, SCHEDULES

The foregoing recitals are true and correct and, together with the Schedules and Exhibits referred to hereafter, are hereby incorporated into this Agreement by this reference.

ARTICLE II

DEFINITIONS

For purposes of this Agreement, except as otherwise expressly provided or otherwise defined elsewhere in this Agreement, or unless the context otherwise requires, the capitalized terms in this Agreement shall have the meanings assigned to them in this Article as follows:

2.1 “Affiliate” means any Person that, directly or indirectly through one or more intermediaries, controls or is controlled by or is under common control with a Person as such terms are used in and construed under Rule 405 under the Securities Act.

2.2 “Assets” means all of the properties and assets of the Company and its Operating Subs, whether real, personal or mixed, tangible or intangible, wherever located, whether now owned or hereafter acquired.

2.3 “Claims” means any Proceedings, Judgments, Obligations, known threats, losses, damages, deficiencies, settlements, assessments, charges, costs and expenses of any nature or kind.

2.4 “Consent” means any consent, approval, order or authorization of, or any declaration, filing or registration with, or any application or report to, or any waiver by, or any other action (whether similar or dissimilar to any of the foregoing) of, by or with, any Person, which is necessary in order to take a specified action or actions, in a specified manner and/or to achieve a specific result.

2.5 “Contract” means any written or oral contract, agreement, order or commitment of any nature whatsoever, including, any sales order, purchase order, lease, sublease, license agreement, services agreement, loan agreement, mortgage, security agreement, guarantee, management contract, employment agreement, consulting agreement, partnership agreement, shareholders agreement, buy-sell agreement, option, warrant, debenture, subscription, call or put.

2.6 “Encumbrance” means any lien, security interest, pledge, mortgage, easement, leasehold, assessment, tax, covenant, restriction, reservation, conditional sale, prior assignment, or any other encumbrance, claim, burden or charge of any nature whatsoever.

2.7 “Environmental Requirements” means all Laws and requirements relating to human, health, safety or protection of the environment or to emissions, discharges, releases or threatened releases of pollutants, contaminants, or Hazardous Materials in the environment (including, without limitation, ambient air, surface water, ground water, land surface or subsurface strata), or otherwise relating to the treatment, storage, disposal, transport or handling of any Hazardous Materials.

2.8 “Exchange Act” shall mean the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

2.9 “GAAP” means generally accepted accounting principles, methods and practices set forth in the opinions and pronouncements of the Accounting Principles Board and the American Institute of Certified Public Accountants, and statements and pronouncements of the Financial Accounting Standards Board, the SEC or of such other Person as may be approved by a significant segment of the U.S. accounting profession, in each case as of the date or period at issue, and as applied in the U.S. to U.S. companies.

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2.10 “Governmental Authority” means any foreign, federal, state or local government, or any political subdivision thereof, or any court, agency or other body, organization, group, stock market or exchange exercising any executive, legislative, judicial, quasi-judicial, regulatory or administrative function of government.

2.11 “Hazardous Materials” means: (i) any petroleum or petroleum products, radioactive materials, asbestos in any form that is or could become friable, urea formaldehyde foam insulation and transformers or other equipment that contain dielectric fluid containing levels of polychlorinated biphenyls (PCB’s); (ii) any chemicals, materials, substances or wastes which are now or hereafter become defined as or included in the definition of “hazardous substances,” “hazardous wastes,” “hazardous materials,” “extremely hazardous wastes,” “restricted hazardous wastes,” “toxic substances,” “toxic pollutants” or words of similar import, under any Law; and (iii) any other chemical, material, substance, or waste, exposure to which is now or hereafter prohibited, limited or regulated by any Governmental Authority.

2.12 “Judgment” means any order, writ, injunction, fine, citation, award, decree, or any other judgment of any nature whatsoever of any Governmental Authority.

2.13 “Law” means any provision of any law, statute, ordinance, code, constitution, charter, treaty, rule or regulation of any Governmental Authority applicable to the Company.

2.14 “Leases” means all leases for real or personal property.

2.15 “Material Adverse Effect” means with respect to the event, item or question at issue, that such event, item or question would not have or reasonably be expected to result in: (i) a material adverse effect on the legality, validity or enforceability of this Agreement; (ii) a material adverse effect on the results of operations, Assets, business or condition (financial or otherwise) of the Company and its subsidiaries, taken as a whole; or (iii) a material adverse effect on the Company’s or its subsidiaries’ ability to perform, on a timely basis, its or their respective Obligations under this Agreement.

2.16 “Material Contract” means any Contract to which the Company is a party or by which it is bound which has been filed or is required to have been filed as an exhibit to the SEC Filings pursuant to Item 601(b)(4) or Item 601(b)(10) of Regulation S-K promulgated by the SEC.

2.17 “Obligation” means any debt, liability or obligation of any nature whatsoever, whether secured, unsecured, recourse, nonrecourse, liquidated, unliquidated, accrued, absolute, fixed, contingent, ascertained, unascertained, known, unknown or obligations under executory Contracts.

2.18 “Operating Sub” shall have the meaning given in Section 6.1.

2.19 “Ordinary Course of Business” means the ordinary course of business consistent with past custom and practice (including with respect to quantity, quality and frequency).

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2.20 “Permit” means any license, permit, approval, waiver, order, authorization, right or privilege of any nature whatsoever, granted, issued, approved or allowed by any Governmental Authority.

2.21 “Person” means any individual, sole proprietorship, joint venture, partnership, company, corporation, association, cooperation, trust, estate, Governmental Authority, or any other entity of any nature whatsoever.

2.22 “Principal Trading Market” shall mean the Nasdaq Global Select Market, the Nasdaq Global Market, the Nasdaq Capital Market, the OTC Markets, including the Bulletin Board and Pink Sheets, the NYSE Euronext or the New York Stock Exchange, whichever is at the time the principal trading exchange or market for the Common Stock.

2.23 “Proceeding” means any demand, claim, suit, action, litigation, investigation, audit, study, arbitration, administrative hearing, or any other proceeding of any nature whatsoever.

2.24 “Real Property” means any real estate, land, building, structure, improvement, fixture or other real property of any nature whatsoever, including, but not limited to, fee and leasehold interests.

2.25 “Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

2.26 “Tax” means (i) any foreign, federal, state or local income, profits, gross receipts, franchise, sales, use, occupancy, general property, real property, personal property, intangible property, transfer, fuel, excise, accumulated earnings, personal holding company, unemployment compensation, social security, withholding taxes, payroll taxes, or any other tax of any nature whatsoever, (ii) any foreign, federal, state or local organization fee, qualification fee, annual report fee, filing fee, occupation fee, assessment, rent, or any other fee or charge of any nature whatsoever, or (iii) any deficiency, interest or penalty imposed with respect to any of the foregoing.

2.27 “Tax Return” means any tax return, filing, declaration, information statement or other form or document required to be filed in connection with or with respect to any Tax.

ARTICLE III

INTERPRETATION

In this Agreement, unless the express context otherwise requires: (i) the words “herein,” “hereof” and “hereunder” and words of similar import refer to this Agreement as a whole and not to any particular provision of this Agreement; (ii) references to the words “Article” or “Section” refer to the respective Articles and Sections of this Agreement, and references to “Exhibit” or “Schedule” refer to the respective Exhibits and Schedules annexed hereto; (iii) references to a “party” mean a party to this Agreement and include references to such party’s permitted successors and permitted assigns; (iv) references to a “third party” mean a Person not a party to this Agreement; (v) the terms “dollars” and “$” means U.S. dollars; (vi) wherever the word “include,” “includes” or “including” is used in this Agreement, it will be deemed to be followed by the words “without limitation.”

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ARTICLE IV

PURCHASE AND SALE

4.1 Sale and Issuance of Shares. Subject to the terms and conditions of this Agreement, each Buyer agrees, severally and not jointly, to purchase, and the Company agrees to sell and issue to each Buyer, the number of Shares set forth in the column designated “Number of Shares” opposite such Buyer’s name on the Schedule of Buyers at a cash purchase price of $2.40 per Share (the “Purchase Price”). The Company’s agreement with each Buyer is a separate agreement, and the sale and issuance of the Shares to each Buyer is a separate sale and issuance.

4.2 Closing. At 11:00 a.m., New York City time, on or before March 27, 2017, or at such other time on such other date as may be agreed upon by the Company and the Placement Agent (such date of delivery and payment is hereinafter referred to as the “Closing Date”), at the office of Golenbock Eiseman Assor Bell & Peskoe LLP, 711 Third Avenue, New York, New York 10017 (or at such other place as agreed upon by the Placement Agent and the Company), each Buyer shall wire an amount equal to the Purchase Price multiplied by the number of Shares being purchased by such Buyer to an account designated by the Company and the Company shall deliver the Shares to the Buyers, which delivery shall be made through the facilities of The Depository Trust Company. The Shares shall be registered in such name or names and shall be in such denominations in accordance with the instructions delivered by each Buyer to the Company at least one business day before the Closing Date.

ARTICLE V

BUYERS’ REPRESENTATIONS AND WARRANTIES

Each Buyer severally represents and warrants to the Company, that:

5.1 Investment Purpose. The Buyer is acquiring the Shares for its own account for investment only and not with a view towards, or for resale in connection with, the public sale or distribution thereof, except pursuant to sales registered or exempted under the Securities Act.

5.2 Accredited Investor/Institutional Account Status. The Buyer is an “accredited investor” as that term is defined in Rule 501(a) of Regulation D, as promulgated under the Securities Act. Furthermore, the Buyer is either (i) a bank, savings and loan association, insurance company or registered investment company; (ii) an investment adviser registered either with the Commission under Section 203 of the Investment Advisers Act or with a state securities commission (or any agency or office performing like functions); or (iii) any other person (whether a natural person, corporation, partnership, trust or otherwise) with total assets of at least $50 million.

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5.3 Information. The Buyer and its advisors, if any, have been furnished with all materials relating to the business, finances and operations of the Company and other information the Buyer deemed material to making an informed investment decision regarding its purchase of the Shares, which have been requested by such Buyer. The Buyer acknowledges that it has received and reviewed a copy of the Base Prospectus and the SEC Documents. The Buyer and its advisors, if any, have been afforded the opportunity to ask questions of the Company and its management. The Buyer understands that its investment in the Shares involves a high degree of risk. Neither such inquiries, nor any other due diligence investigations conducted by any Buyer or its advisors, if any, or its representatives, shall modify, amend or affect each Buyer’s right to rely on the Company’s and Operating Subs’ representations and warranties contained in Article VI below. The Buyer is in a position regarding the Company, which, based upon employment, family relationship or economic bargaining power, enabled and enables such Buyer to obtain information from the Company in order to evaluate the merits and risks of this investment. The Buyer has sought such accounting, legal and tax advice as it has considered necessary to make an informed investment decision with respect to its acquisition of the Shares. Without limiting the foregoing, the Buyer has carefully considered the potential risks relating to the Company and a purchase of the Shares, and fully understands that the Shares are a speculative investment that involves a high degree of risk of loss of the Buyer’s entire investment.

5.4 No Governmental Review. The Buyer understands that no United States Federal or state Governmental Authority has passed on or made any recommendation or endorsement of the Shares, or the fairness or suitability of the investment in the Shares, nor have such Governmental Authorities passed upon or endorsed the merits of the offering of the Shares.

5.5 Authorization, Enforcement. This Agreement has been duly and validly authorized, executed and delivered on behalf of the Buyer and is a valid and binding agreement of the Buyer, enforceable in accordance with its terms, except as such enforceability may be limited by general principles of equity or applicable bankruptcy, insolvency, reorganization, moratorium, liquidation and other similar laws relating to, or affecting generally, the enforcement of applicable creditors’ rights and remedies.

5.6 General Solicitation. The Buyer is not purchasing the Shares as a result of any advertisement, article, notice or other communication regarding the Shares published in any newspaper, magazine or similar media or broadcast over television or radio or presented at any seminar or any other general solicitation or general advertisement. The Buyer represents that it has a relationship with the Placement Agent preceding its decision to purchase the Shares from the Company.

ARTICLE VI

REPRESENTATIONS AND WARRANTIES OF THE COMPANY

Except as set forth and disclosed in the Company’s disclosure schedules (“Disclosure Schedules”) attached to this Agreement and made a part hereof, the Company and Operating Sub each hereby makes the following representations and warranties to the Buyers. The Disclosure Schedules shall be arranged in sections corresponding to the numbered and lettered sections and subsections contained in this Article VI and certain other sections of this Agreement, and the disclosures in any section or subsection of the Disclosure Schedules shall qualify other sections and subsections in this Article VI only to the extent it is readily apparent from a reading of the disclosure that such disclosure is applicable to such other sections and subsections.

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6.1 Subsidiaries. Except for those subsidiaries set forth in Schedule 6.1 (each an “Operating Sub”), the Company has no subsidiaries and the Company does not own, directly or indirectly, any outstanding voting securities of or other interests in, or have any control over, any other Person. Except as set forth in Schedule 6.1, the Company wholly-owns each Operating Sub. With respect to each Operating Sub, all representations and warranties in this Article VI and elsewhere in this Agreement shall be deemed repeated and re-made from and by each Operating Sub, as if such representations and warranties were independently made by each Operating Sub, in this Agreement (but modified as necessary in order to give effect to the intent of the parties that such representation and warranty is being made by the Operating Sub, rather than the Company, as applicable). In addition, each representation and warranty contained in this Article VI or otherwise set forth in this Agreement shall be deemed to mean and be construed to include the Company and each of its subsidiaries, as applicable, regardless of whether each of such representations and warranties in Article VI specifically refers to the Company’s subsidiaries or not.

6.2 Organization. The Company and its subsidiaries are corporations, duly organized, validly existing and in good standing under the Laws of the jurisdiction in which they are incorporated. The Company has the full corporate power and authority and all necessary certificates, licenses, approvals and Permits to: (i) enter into and execute this Agreement and to perform all of its obligations hereunder; and (ii) own and operate its Assets and properties and to conduct and carry on its business as and to the extent now conducted. The Company is duly qualified to transact business and is in good standing as a foreign corporation in each jurisdiction where the character of its business or the ownership or use and operation of its Assets or properties requires such qualification, except to the extent that failure to so qualify will not result in a Material Adverse Effect.

6.3 Authority and Approval of Agreement; Binding Effect. The execution and delivery by the Company of this Agreement, and the performance by the Company of all of its obligations hereunder, including the issuance of the Shares, have been duly and validly authorized and approved by the Company and its board of directors pursuant to all applicable Laws and no other corporate action or Consent on the part of the Company, its board of directors, stockholders or any other Person is necessary or required by the Company to execute this Agreement, consummate the transactions contemplated herein, perform all of Company’s obligations hereunder, or to issue the Shares. This Agreement has been duly and validly executed by the Company (and the officer executing this Agreement is duly authorized to act and execute same on behalf of the Company) and constitute the valid and legally binding agreement of the Company, enforceable against the Company in accordance with its terms, except as such enforceability may be limited by general principles of equity or applicable bankruptcy, insolvency, reorganization, moratorium, liquidation and other similar laws relating to, or affecting generally, the enforcement of applicable creditors’ rights and remedies.

6.4 Capitalization. Immediately prior to the Closing, the authorized capital stock of the Company will consist of 90,000,000 shares of Common Stock, of which 18,627,915 shares of Common Stock are issued and outstanding. All of such outstanding shares have been validly issued and are fully paid and nonassessable. The Common Stock is currently quoted on the Nasdaq Capital Market under the trading symbol “IMMY.” The Company has received no notice, either oral or written, with respect to the continued eligibility of the Common Stock for quotation on the Principal Trading Market, and the Company has maintained all requirements on its part for the continuation of such quotation. Except as set forth on Schedule 6.4, no shares of Common Stock are subject to preemptive rights or any other similar rights or any Encumbrances suffered or permitted by the Company. Except as set forth on Schedule 6.4, as of the date hereof: (i) there are no outstanding options, warrants, scrip, rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities or rights convertible into, any shares of capital stock of the Company or any of its subsidiaries, or Contracts, commitments, understandings or arrangements by which the Company or any of its subsidiaries is or may become bound to issue additional shares of capital stock of the Company or any of its subsidiaries, or options, warrants, scrip, rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities or rights convertible into, any shares of capital stock of the Company or any of its subsidiaries; (collectively, “Derivative Securities”); (ii) there are no outstanding debt securities, notes, credit agreements, credit facilities or other Contracts or instruments evidencing indebtedness of the Company or any of its subsidiaries, or by which the Company or any of its subsidiaries is or may become bound; (iii) there are no outstanding registration statements with respect to the Company or any of its securities (other than registration statements on Form S-8); (iv) there are no agreements or arrangements under which the Company or any of its subsidiaries is obligated to register the sale of any of their securities under the Securities Act (except pursuant to this Agreement); (v) there are no financing statements securing obligations filed in connection with the Company or any of its Assets; (vi) there are no securities or instruments containing anti-dilution or similar provisions that will be triggered by this Agreement or any related agreement or the consummation of the transactions described herein or therein; and (vii) there are no outstanding securities or instruments of the Company which contain any redemption or similar provisions, and there are no Contracts by which the Company is or may become bound to redeem a security of the Company. Except as set forth on Schedule 6.4, there are no stockholders agreements, voting agreements or other similar agreements with respect to the Company’s capital stock to which the Company is a party or, to the knowledge of the Company, between or among any of the Company’s stockholders.

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6.5 No Conflicts; Consents and Approvals. The execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby will not: (i) constitute a violation of or conflict with any provision of the Company’s or any Operating Sub’s certificate or articles of incorporation, bylaws or other organizational or charter documents; (ii) constitute a violation of, or a default or breach under (either immediately, upon notice, upon lapse of time, or both), or conflict with, or give to any other Person any rights of termination, amendment, acceleration or cancellation of, any provision of any Material Contract; (iii) constitute a violation of, or a default or breach under (either immediately, upon notice, upon lapse of time, or both), or conflict with, any Judgment; (iv) assuming the accuracy of the representations and warranties of the Buyers set forth in Article V above, constitute a violation of, or conflict with, any Law (including United States federal and state securities Laws and the rules and regulations of any market or exchange on which the Common Stock is quoted); or (v) result in the loss or adverse modification of, or the imposition of any fine, penalty or other Encumbrance with respect to, any Permit granted or issued to, or otherwise held by or for the use of, Company or any of Company’s Assets. The Company is not in violation of its articles of incorporation, bylaws or other organizational or governing documents and the Company is not in default or breach (and no event has occurred which with notice or lapse of time or both could put the Company in default or breach) under, and the Company has not taken any action or failed to take any action that would give to any other Person any rights of termination, amendment, acceleration or cancellation of, any Material Contract. Except as specifically contemplated by this Agreement, the Company is not required to obtain any Consent of, from, or with any Governmental Authority, or any other Person, in order for it to execute, deliver or perform any of its obligations under this Agreement in accordance with the terms hereof, or to issue and sell the Shares in accordance with the terms hereof. All Consents which the Company is required to obtain pursuant to the immediately preceding sentence have been obtained or effected on or prior to the date hereof.

6.6 Issuance of Shares. The Shares are duly authorized and, upon issuance in accordance with the terms hereof, shall be duly issued, fully paid and non-assessable, and free from all Encumbrances with respect to the issue thereof, and, assuming the accuracy of the representations and warranties of the Buyers set forth in Article V above, will be issued in compliance with all applicable United States Federal and state securities Laws.

6.7 SEC Documents; Financial Statements. The Common Stock is registered pursuant to Section 12 of the Exchange Act and the Company has timely filed all reports, schedules, forms, statements and other documents required to be filed by it with the Commission under the Exchange Act (all of the foregoing filed within the two (2) years preceding the date hereof or amended after the date hereof and all exhibits included therein and financial statements and schedules thereto and documents incorporated by reference therein, being hereinafter referred to as the “SEC Documents”). The Company is current with its filing obligations under the Exchange Act and all SEC Documents have been filed on a timely basis or the Company has received a valid extension of such time of filing and has filed any such SEC Document prior to the expiration of any such extension. The Company represents and warrants that true and complete copies of the SEC Documents are available on the SEC’s website (www.sec.gov) at no charge to Buyers, and Buyers acknowledge that each of them may retrieve all SEC Documents from such website and each Buyer’s access to such SEC Documents through such website shall constitute delivery of the SEC Documents to Buyers. As of their respective dates, the SEC Documents complied in all material respects with the requirements of the Exchange Act, and none of the SEC Documents, at the time they were filed with the SEC, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. None of the statements made in any such SEC Documents is, or has been, required to be amended or updated under applicable Law (except as such statements have been amended or updated in subsequent filings prior to the date hereof, which amendments or updates are also part of the SEC Documents). As of their respective dates, the financial statements of the Company included in the SEC Documents (“Financial Statements”) complied in all material respects with applicable accounting requirements and the published rules and regulations of the SEC with respect thereto (except as such Financial Statements have been amended or updated in subsequent filings prior to the date hereof, which amendments or updates are also part of the SEC Documents). All of the Financial Statements have been prepared in accordance with GAAP, consistently applied, during the periods involved (except: (i) as may be otherwise indicated in such Financial Statements or the notes thereto; or (ii) in the case of unaudited interim statements, to the extent they may exclude footnotes or may be condensed or summary statements), and fairly present in all material respects the consolidated financial position of the Company as of the dates thereof and the consolidated results of its operations and cash flows for the periods then ended (subject, in the case of unaudited statements, to normal year-end audit adjustments). To the knowledge of the Company and its officers, no other information provided by or on behalf of the Company to the Buyers which is not included in the SEC Documents contains any untrue statement of a material fact or omits to state any material fact necessary in order to make the statements therein, in the light of the circumstance under which they are or were made, not misleading.

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6.8 Absence of Certain Changes. Since the date the last of the SEC Documents was filed with the SEC, none of the following have occurred:

(a) There has been no event or circumstance of any nature whatsoever that has resulted in, or could reasonably be expected to result in, a Material Adverse Effect; or

(b) Except for this Agreement, there has been no transaction, event, action, development, payment, or other matter of any nature whatsoever entered into by the Company that requires disclosure in an SEC Document which has not been so disclosed.

6.9 Absence of Litigation or Adverse Matters. Except as disclosed in the SEC Documents: (i) there is no Proceeding before or by any Governmental Authority or any other Person, pending, or the best of Company’s knowledge, threatened or contemplated by, against or affecting the Company, its business or Assets; (ii) there is no outstanding Judgments against or affecting the Company, its business or Assets; and (iii) the Company is not in breach or violation of any Material Contract.

6.10 Liabilities of the Company. The Company does not have any Obligations of a nature required by GAAP to be disclosed on a consolidated balance sheet of the Company, except: (i) as disclosed in the Financial Statements; or (ii) incurred in the Ordinary Course of Business since the date of the last Financial Statements filed by the Company with the SEC that have not had, and would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.

6.11 Title to Assets. The Company has good and marketable title to, or a valid license or leasehold interest in, all of its Assets which are material to the business and operations of the Company as presently conducted, free and clear of all Encumbrances or restrictions on the transfer or use of same, other than restrictions on transfer or use arising under a license or Lease with respect to such Assets that, individually or in the aggregate, would not have, or be reasonably expected to, materially interfere with the purposes for which they are currently used and for the purposes for which they are proposed to be used. Except as would not have a Material Adverse Effect, the Company’s Assets are in good operating condition and repair, ordinary wear and tear excepted, and are free of any latent or patent defects which might impair their usefulness, and are suitable for the purposes for which they are currently used and for the purposes for which they are proposed to be used.

6.12 Real Estate.

(a) Real Property Ownership. The Company does not own any Real Property.

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(b) Real Property Leases. Except pursuant to the Leases described in the SEC Documents (the “Company Leases”), the Company does not lease any Real Property. With respect to each of the Company Leases, except as set forth on Schedule 6.12, (i) the Company has been in peaceful possession of the property leased thereunder and neither the Company nor, to the Company’s knowledge, the landlord is in default thereunder; (ii) no waiver, indulgence or postponement of any of the Obligations thereunder has been granted by the Company or landlord thereunder; and (iii) there exists no event, occurrence, condition or act known to the Company which, upon notice or lapse of time or both, would be or could become a default thereunder or which could result in the termination of the Company Leases, or any of them, or have a Material Adverse Effect on the business of the Company, its Assets or its operations or financial results. The Company has not violated nor breached any provision of any such Company Leases, and all Obligations required to be performed by the Company under any of such Company Leases have been fully, timely and properly performed. If requested by any of the Buyers, the Company has delivered to such Buyers true, correct and complete copies of all Company Leases, including all modifications and amendments thereto, whether in writing or otherwise. The Company has not received any written or oral notice to the effect that any of the Company Leases will not be renewed at the termination of the term of such Company Leases, or that any of such Company Leases will be renewed only at higher rents.

6.13 Material Contracts. An accurate, current and complete copy of each of the Material Contracts has been furnished to Buyers and/or is readily available as part of the SEC Documents, and each of the Material Contracts constitutes the entire agreement of the respective parties thereto relating to the subject matter thereof. Each of the Material Contracts is in full force and effect and is a valid and binding Obligation of the parties thereto in accordance with the terms and conditions thereof. To the knowledge of the Company and its officers, all Obligations required to be performed under the terms of each of the Material Contracts by any party thereto have been fully performed by all parties thereto, and no party to any Material Contracts is in default with respect to any term or condition thereof, nor has any event occurred which, through the passage of time or the giving of notice, or both, would constitute a default thereunder or would cause the acceleration or modification of any Obligation of any party thereto or the creation of any Encumbrance upon any of the Assets of the Company. Further, the Company has received no notice, nor does the Company have any knowledge, of any pending or contemplated termination of any of the Material Contracts and, no such termination is proposed or has been threatened, whether in writing or orally.

6.14 Compliance with Laws. Except as would not have a Material Adverse Effect, the Company is and at all times has been in material compliance with all Laws. The Company has not received any notice that it is in violation of, has violated, or is under investigation with respect to, or has been threatened to be charged with, any violation of any Law.

6.15 Intellectual Property. The Company owns or possesses adequate and legally enforceable rights or licenses to use all trademarks, trade names, service marks, service mark registrations, service names, patents, patent rights, copyrights, inventions, licenses, approvals, governmental authorizations, trade secrets and all other intellectual property rights necessary to conduct its business as now conducted. The Company does not have any knowledge of any infringement by the Company of trademark, trade name rights, patents, patent rights, copyrights, inventions, licenses, service names, service marks, service mark registrations, trade secret or other intellectual property rights of others, and, to the knowledge of the Company, there is no Claim being made or brought against, or to the Company’s knowledge, being threatened against, the Company regarding trademark, trade name, patents, patent rights, invention, copyright, license, service names, service marks, service mark registrations, trade secret or other intellectual property infringement; and the Company is unaware of any facts or circumstances which might give rise to any of the foregoing.

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6.16 Labor and Employment Matters. The Company is not involved in any labor dispute or, to the knowledge of the Company, is any such dispute threatened. To the knowledge of the Company and its officers, none of the Company’s employees is a member of a union and the Company believes that its relations with its employees are good. To the knowledge of the Company and its officers, the Company has complied in all material respects with all Laws relating to employment matters, civil rights and equal employment opportunities.

6.17 Employee Benefit Plans. The Company is in compliance in all material respects with all presently applicable provisions of the Employee Retirement Income Security Act of 1974, as amended, including the regulations and published interpretations thereunder (“ERISA”); no “reportable event” (as defined in ERISA) has occurred with respect to any “pension plan” (as defined in ERISA) for which the Company would have any liability; the Company has not incurred and does not expect to incur liability under (i) Title IV of ERISA with respect to termination of, or withdrawal from, any “pension plan” or (ii) Sections 412 or 4971 of the Internal Revenue Code of 1986, as amended, including the regulations and published interpretations thereunder (the “Code”); and each “pension plan” for which the Company would have any liability that is intended to be qualified under Section 401(a) of the Code is so qualified in all material respects and nothing has occurred, whether by action or by failure to act, which would cause the loss of such qualification. To the Company’s knowledge, the Company has promptly paid and discharged all Obligations arising under ERISA of a character which if unpaid or unperformed might result in the imposition of an Encumbrance against any of its Assets or otherwise have a Material Adverse Effect.

6.18 Tax Matters. The Company has made and timely filed all Tax Returns required by any jurisdiction to which it is subject, and each such Tax Return has been prepared in compliance with all applicable Laws, and all such Tax Returns are true and accurate in all respects. Except and only to the extent that the Company has set aside on its books provisions reasonably adequate for the payment of all unpaid and unreported Taxes, the Company has timely paid all Taxes shown or determined to be due on such Tax Returns, except those being contested in good faith, and the Company has set aside on its books provision reasonably adequate for the payment of all Taxes for periods subsequent to the periods to which such Tax Returns apply. There are no unpaid Taxes in any material amount claimed to be due by the taxing authority of any jurisdiction, and the officers of the Company know of no basis for any such claim. The Company has withheld and paid all Taxes to the appropriate Governmental Authority required to have been withheld and paid in connection with amounts paid or owing to any Person. There is no Proceeding or Claim for refund now in progress, pending or, to the Company’s knowledge, threatened against or with respect to the Company regarding Taxes.

6.19 Insurance. The Company is covered by valid, outstanding and enforceable policies of insurance which were issued to it by reputable insurers of recognized financial responsibility, covering its properties, Assets and businesses against losses and risks normally insured against by other corporations or entities in the same or similar lines of businesses as the Company is engaged and in coverage amounts which are prudent and typically and reasonably carried by such other corporations or entities (the “Insurance Policies”). Such Insurance Policies are in full force and effect, and all premiums due thereon have been paid. None of the Insurance Policies will lapse or terminate as a result of the transactions contemplated by this Agreement. The Company has complied with the provisions of such Insurance Policies. The Company has not been refused any insurance coverage sought or applied for and the Company does not have any reason to believe that it will not be able to renew its existing Insurance Policies as and when such Insurance Policies expire or to obtain similar coverage from similar insurers as may be necessary to continue its business at a cost that would not materially and adversely affect the condition, financial or otherwise, or the earnings, business or operations of the Company.

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6.20 Permits. The Company possesses all Permits necessary to conduct its business, and the Company has not received any notice of, or is otherwise involved in any Proceedings relating to, the revocation or modification of any such Permits. All such Permits are valid and in full force and effect and the Company is in material compliance with the respective requirements of all such Permits.

6.21 Business Location. The Company has no office or place of business other than as identified in the SEC Documents and the Company’s principal executive offices are located in San Diego, California. All books and records of the Company and other material Assets of the Company are held or located at the offices and places of business identified in the SEC Documents.

6.22 Environmental Laws. The Company is and has at all times been in compliance in all material respects with any and all applicable Environmental Requirements, and there are no pending Claims against the Company relating to any Environmental Requirements, nor to the best knowledge of the Company, is there any basis for any such Claims.

6.23 Illegal Payments. Neither the Company, nor any director, officer, agent, employee or other Person acting on behalf of the Company has, in the course of his actions for, or on behalf of, the Company: (i) used any corporate funds for any unlawful contribution, gift, entertainment or other unlawful expenses relating to political activity; (ii) made any direct or indirect unlawful payment to any foreign or domestic government official or employee from corporate funds; (iii) violated or is in violation of any provision of the U.S. Foreign Corrupt Practices Act of 1977, as amended; or (iv) made any bribe, rebate, payoff, influence payment, kickback or other unlawful payment to any foreign or domestic government official or employee.

6.24 Related Party Transactions. Except as disclosed in the SEC Documents, and except for arm’s length transactions pursuant to which the Company makes payments in the Ordinary Course of Business upon terms no less favorable than the Company could obtain from third parties, none of the officers, directors or employees of the Company, nor any stockholders who own, legally or beneficially, five percent (5%) or more of the issued and outstanding shares of any class of the Company’s capital stock (each a “Material Shareholder”), is presently a party to any transaction with the Company (other than for services as employees, officers and directors), including any Contract providing for the furnishing of services to or by, providing for rental of real or personal property to or from, or otherwise requiring payments to or from, any officer, director or such employee or Material Shareholder or, to the best knowledge of the Company, any other Person in which any officer, director, or any such employee or Material Shareholder has a substantial or material interest in or of which any officer, director or employee of the Company or Material Shareholder is an officer, director, trustee or partner. There are no Claims or disputes of any nature or kind between the Company and any officer, director or employee of the Company or any Material Shareholder, or, to the Company’s knowledge, between any of them, relating to the Company and its business.

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6.25 Internal Accounting Controls. Except as set forth in the SEC Documents, the Company and each of its subsidiaries maintain a system of internal accounting controls sufficient to provide reasonable assurance that: (i) transactions are executed in accordance with management’s general or specific authorizations; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP and to maintain asset accountability; (iii) access to Assets is permitted only in accordance with management’s general or specific authorization; and (iv) the recorded accountability for Assets is compared with the existing Assets at reasonable intervals and appropriate action is taken with respect to any differences.

6.26 Acknowledgment Regarding Buyers’ Purchase of the Shares. The Company acknowledges and agrees that each Buyer is acting solely in the capacity of an arm’s length purchaser with respect to this Agreement and the transactions contemplated hereby. The Company further acknowledges that no Buyer is acting as a financial advisor or fiduciary of the Company (or in any similar capacity) with respect to this Agreement and the transactions contemplated hereby and any advice given by any Buyer or any of its representatives or agents in connection with this Agreement and the transactions contemplated hereby is merely incidental to such Buyer’s purchase of the Shares. The Company further represents to each Buyer that the Company’s decision to enter into this Agreement has been based solely on the independent evaluation by the Company and its representatives.

6.27 Listing and Maintenance Requirements. The Company’s Common Stock is registered pursuant to Section 12 of the Exchange Act, and the Company has taken no action designed to, or which to the best of its knowledge is likely to have the effect of, terminating the registration of the Common Stock under the Exchange Act, nor has the Company received any notification that the SEC is contemplating terminating such registration.

6.28 Brokerage Fees. Except for the Placement Agent, there is no Person acting on behalf of the Company who is entitled to or has any claim for any financial advisory, brokerage or finder’s fee or commission in connection with the execution of this Agreement or the consummation of the transactions contemplated hereby. The Company has agreed to pay the Placement Agent a cash amount equal to 6% of the gross proceeds from the sale of the Shares.

6.29 Filing and Effectiveness of Registration Statement. The Company meets the requirements for the use of Form S-3 and the Registration Statement, including the Base Prospectus, and such amendments thereto as may have been required to the date of this Agreement, has been prepared by the Company under the provisions of the Securities Act and the rules and regulations (collectively referred to as the “Rules and Regulations”) of the Commission thereunder, has been filed with the Commission, and has been declared effective by the Commission, and the Offering of the Shares complies with Rule 415 under the Securities Act. The Prospectus Supplement to the Base Prospectus relating to the Shares and the Offering thereof will be filed promptly by the Company with the Commission in accordance with Rule 424(b) of the Rules and Regulations.

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6.30 Compliance with Securities Act Requirements. (i) (A) At the time the Registration Statement initially became effective (the “Effective Date”), (B) at the time of each amendment thereto for the purposes of complying with Section 10(a)(3) of the Securities Act (whether by post-effective amendment, incorporated report or form of prospectus) and (C) on the Closing Date, the Registration Statement conformed and will conform in all material respects to the requirements of the Securities Act and the Rules and Regulations and did not and will not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading; and (ii) (A) on the date hereof, (B) at the time of filing the Base Prospectus and the Prospectus Supplement and (C) on the Closing Date, the Prospectus will conform in all material respects to the requirements of the Securities Act and the Rules and Regulations, and will not include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. The preceding sentence does not apply to statements in or omissions from any such document based upon written information furnished to the Company by the Placement Agent, if any, specifically for use therein.

6.31 Documents Incorporated by Reference. The documents that are incorporated by reference in the Base Prospectus and the Prospectus Supplement or from which information is so incorporated by reference, when they became or become effective or were or are filed with the Commission, as the case may be, complied or will comply in all material respects with the requirements of the Securities Act or the Exchange Act, as applicable, and the Rules and Regulations; and any documents so filed and incorporated by reference subsequent to the Effective Date shall, when they are filed with the Commission, comply in all material respects with the requirements of the Securities Act or the Exchange Act, as applicable, and the Rules and Regulations.

ARTICLE VII

COVENANTS

7.1 Filing of Prospectuses. The Company has filed or will file the Prospectus pursuant to and in accordance with Rule 424(b) not later than the third business day following the earlier of the date it is first used or the date of this Agreement.

7.2 Continued Compliance with Securities Laws. If, at any time when a prospectus relating to the Shares is (or but for the exemption in Rule 172 under the Act would be) required to be delivered under the Securities Act in connection with sales by the Company to any Buyers (the “Prospectus Delivery Period”), any event occurs as a result of which the Prospectus as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, or if it is necessary at any time to amend the Registration Statement or supplement the Prospectus to comply with the Securities Act, the Company will promptly notify the Placement Agent of such event and will promptly prepare and file with the Commission and furnish, at its own expense, to the Placement Agent an amendment or supplement which will correct such statement or omission or an amendment which will effect such compliance. During the Prospectus Delivery Period, the Company will file all documents required to be filed with the Commission pursuant to Sections 13, 14 or 15 of the Exchange Act in the manner and within the time periods required by the Exchange Act.

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7.3 Furnishing of Prospectuses. The Company will furnish to the Placement Agent copies of the Registration Statement, including all exhibits, the Base Prospectus and Prospectus Supplement relating to the Shares, in each case as soon as available and in such quantities as the Placement Agent reasonably request.

7.4 Use of Proceeds. The Company will use the net proceeds received in connection with the Offering of the Shares in the manner described in the “Use of Proceeds” section of the Prospectus.

7.5 Absence of Manipulation. The Company will not take, directly or indirectly, any action designed to or that would constitute or that might reasonably be expected to cause or result in, stabilization or manipulation of the price of any securities of the Company to facilitate the sale or resale of the Shares.

7.6 Compliance with Sarbanes-Oxley Act. The Company will comply in all material respects with all applicable securities and other laws, rules and regulations, including, without limitation, the Sarbanes-Oxley Act.

ARTICLE VIII

CONDITIONS PRECEDENT TO THE COMPANY’S OBLIGATIONS TO SELL

The obligation of the Company hereunder to issue and sell the Shares to a Buyer at the Closing is subject to the satisfaction, at or before the Closing Date, of each of the following conditions, provided that these conditions are for the Company’s sole benefit and may be waived by the Company at any time in its sole discretion:

8.1 The Buyer shall have executed and delivered this Agreement to the Company.

8.2 The Buyer shall have paid the Purchase Price to the Company.

8.3 The Buyer’s representations and warranties shall be true and correct in all material respects as of the date when made and as of the Closing Date as though made at that time (except for representations and warranties that speak as of a specific date), and the Buyer shall have performed, satisfied and complied in all material respects with the covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by the Buyer at or prior to the applicable Closing Date.

8.4 The Company shall have obtained all governmental, regulatory or third party consents and approvals necessary for the sale of the Shares.

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8.5 No statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by any court or governmental authority of competent jurisdiction that prohibits the consummation of any of the transactions contemplated by this Agreement.

8.6 Since the date of execution of this Agreement, no event or series of events shall have occurred that resulted, or could reasonably be expected to result, in a Material Adverse Effect.

8.7 Trading in the Common Stock shall not have been suspended by the SEC or any Principal Trading Market (except for any suspensions of trading of not more than one trading day solely to permit dissemination of material information regarding the Company) at any time since the date of execution of this Agreement.

ARTICLE IX

CONDITIONS PRECEDENT TO A BUYER’S OBLIGATIONS TO PURCHASE

The obligation of a Buyer hereunder to purchase the Shares at the Closing is subject to the satisfaction, at or before the Closing Date, of each of the following conditions (in addition to any other conditions precedent elsewhere in this Agreement), provided that these conditions are for the Buyer’s sole benefit and may be waived by the Buyer at any time in its sole discretion:

9.1 The Company shall have executed and delivered this Agreement to the Placement Agent.

9.2 The Company shall have delivered to Buyer the number of Shares that such Buyer is purchasing.

9.3 The representations and warranties of the Company and each of the Operating Subs shall be true and correct in all material respects (except to the extent that any of such representations and warranties are already qualified as to materiality in Article VI above, in which case, such representations and warranties shall be true and correct in all respects without further qualification) as of the date when made and as of the Closing Date as though made at that time (except for representations and warranties that speak as of a specific date) and the Company and each of the Operating Subs shall have performed, satisfied and complied in all material respects with the covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by the Company and the Operating Subs at or prior to the Closing Date. The Placement Agent shall have received a certificate, executed by the Chief Executive Officer or Chief Financial Officer of the Company, dated as of the Closing Date, to the foregoing effect.

9.4 The Company shall have delivered to the Placement Agent a certificate evidencing the formation and good standing of the Company and each Operating Sub in its jurisdiction of formation issued by the Secretary of State (or comparable office) of such jurisdiction of formation as of a date within ten (10) days of the Closing Date.

9.5 The Company shall have delivered to the Placement Agent a certificate or other reasonably acceptable evidence evidencing the Company’s qualification as a foreign corporation and good standing issued by the Secretary of State (or comparable office) of each jurisdiction in which the Company conducts business and is required to so qualify, as of a date within twenty (20) days of the Closing Date.

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9.6 The Company shall have delivered to the Placement Agent a certificate, in the form acceptable to the Placement Agent, executed by the Secretary of the Company dated as of the Closing Date, as to (i) the resolutions consistent with Section 6.3 as adopted by the Company’s board of directors, and (ii) the Certificate of Incorporation and the Bylaws of the Company, each in effect at the Closing.

9.7 The Company shall have delivered to the Placement Agent an opinion of counsel to the Company, as of the Closing Date, in a form satisfactory to the Placement Agent and its counsel.

9.8 No event shall have occurred which could reasonably be expected to have a Material Adverse Effect.

ARTICLE X

MATTERS RELATING TO THE BUYERS

10.1 Independent Nature of Buyers’ Obligations and Rights. The obligations of each Buyer under this Agreement are several and not joint with the obligations of any other Buyer, and no Buyer shall be responsible in any way for the performance of the obligations of any other Buyer under this Agreement. The decision of each Buyer to purchase the Shares pursuant to this Agreement has been made by each such Buyer independently of any other Buyer and independently of any information, materials, statements or opinions as to the business, affairs, operations, assets, properties, liabilities, results of operations, condition (financial or otherwise) or prospects of the Company or of its subsidiaries, if any, which may have been made or given by any other Buyer or any of their respective officers, directors, principals, employees, agents, counsel or representatives (collectively, including the Buyer in question, the “Buyer Representatives”). No Buyer Representative shall have any liability to any other Buyer or the Company relating to or arising from any such information, materials, statements or opinions, if any. Each Buyer acknowledges that no other Buyer has acted as agent for such Buyer in connection with making its investment hereunder and that no Buyer will be acting as agent of such other Buyer in connection with monitoring its investment in the Shares or enforcing its rights under this Agreement. Each Buyer shall be entitled to independently protect and enforce its rights, including, without limitation, the rights arising out of this Agreement, and it shall not be necessary for any other Buyer to be joined as an additional party in any Proceeding for such purpose. The Company and each of the Buyers acknowledge that, for reasons of administrative convenience the Company has elected to provide each of the Buyers with the same Agreement for the purpose of closing a transaction with multiple Buyers and not because it was required or requested to do so by any Buyer. In furtherance of the foregoing, and not in limitation thereof, the Company and the Buyers acknowledge that nothing contained in this Agreement, and no action taken by any Buyer pursuant thereto, shall be deemed to constitute any two or more Buyers as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Buyers are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated by this Agreement.

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10.2 Equal Treatment of Buyers. No consideration shall be offered or paid to any Buyer to amend or consent to a waiver or modification of any provision of any of this Agreement, unless the same consideration is also offered to all of the other Buyers parties to this Agreement.

ARTICLE XI

TERMINATION

11.1 Termination. This Agreement may be terminated prior to Closing (i) by written agreement of a Buyer (as to itself but no other Buyer) and the Company or (ii) by either the Company or a Buyer (as to itself but no other Buyer) upon written notice to the other, if the Closing shall not have taken place by March 31, 2017; provided, that the right to terminate this Agreement under this Section 11.1 shall not be available to any party whose failure to comply with its obligations under this Agreement has been the cause of or resulted in the failure of the Closing to occur on or before such time.

11.2 Consequences of Termination. No termination of this Agreement shall release any party from any liability for breach by such party of the terms and provisions of this Agreement.

ARTICLE XII

MISCELLANEOUS

12.1 Notices. All notices of request, demand and other communications hereunder shall be addressed to the parties as follows:

If to the Company:	Imprimis Pharmaceuticals, Inc.
12264 El Camino Real, Suite 350
San Diego, California 92130
Attention: Mark L. Baum
Email: mark@imprimispharma.com
Facsimile: (858) 345-1743

With a copy to:	Golenbock Eiseman Assor Bell & Peskoe LLP
711 Third Avenue
New York, New York 10017
Attention: Andrew D. Hudders
Email: ahudders@golenbock.com
Facsimile: (212) 818-8881

If to the Buyers:	To each Buyer based on the information set forth in the Schedule of Buyers attached hereto unless the address is changed by the party by like notice given to the other parties. Notice shall be in writing and shall be deemed delivered: (i) if mailed by certified mail, return receipt requested, postage prepaid and properly addressed to the address below, then three (3) business days after deposit of same in a regularly maintained U.S. Mail receptacle; or (ii) if mailed by Federal Express, UPS or other nationally recognized overnight courier service, next business morning delivery, then one (1) business day after deposit of same in a regularly maintained receptacle of such overnight courier; or (iii) if hand delivered, then upon hand delivery thereof to the address indicated on or prior to 5:00 p.m., New York time, on a business day. Any notice hand delivered after 5:00 p.m., New York time, shall be deemed delivered on the following business day. Notwithstanding the foregoing, notice, consents, waivers or other communications referred to in this Agreement may be sent by facsimile, e-mail, or other method of delivery, but shall be deemed to have been delivered only when the sending party has confirmed (by reply e-mail or some other form of written confirmation from the receiving party) that the notice has been received by the other party.

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12.2 Entire Agreement. This Agreement, including the Schedules attached hereto and the documents delivered pursuant hereto set forth all the promises, covenants, agreements, conditions and understandings between the parties hereto with respect to the subject matter hereof and thereof, and supersede all prior and contemporaneous agreements, understandings, inducements or conditions, expressed or implied, oral or written, except as contained herein; provided, however, except as explicitly stated herein, nothing contained in this Agreement shall (or shall be deemed to) (i) have any effect on any agreements any Buyer has entered into with, or any instruments any Buyer has received from, the Company prior to the date hereof with respect to any prior investment made by such Buyer in the Company or (ii) waive, alter, modify or amend in any respect any obligations of the Company, or any rights of or benefits to any Buyer or any other Person, in any agreement entered into prior to the date hereof between or among the Company and any Buyer, or any instruments any Buyer received from the Company prior to the date hereof, and all such agreements and instruments shall continue in full force and effect..

12.3 Successors and Assigns. This Agreement, and any and all rights, duties and obligations hereunder, shall not be assigned, transferred, delegated or sublicensed by the Company without the prior written consent of each Buyer. Subject to the foregoing and except as otherwise provided herein, the provisions of this Agreement shall inure to the benefit of, and be binding upon, the successors, assigns, heirs, executors and administrators of the parties hereto.

12.4 Binding Effect. This Agreement shall be binding upon the parties hereto, their respective successors and permitted assigns.

12.5 Amendment. Except as specifically set forth herein, neither the Company nor any Buyer makes any representation, warranty, covenant or undertaking with respect to such matters. For clarification purposes, the Recitals are part of this Agreement. No provision of this Agreement may be amended other than by an instrument in writing signed by the Company and the Required Buyers. Any amendment to any provision of this Agreement made in conformity with the provisions of this Section 12.5 shall be binding on all Buyers, provided that no such amendment shall be effective to the extent that it imposes any obligation or liability on any Buyer without such Buyer’s prior written consent (which may be granted or withheld in such Buyer’s sole discretion). No waiver shall be effective unless it is in writing and signed by an authorized representative of the waiving party, provided that the Required Buyers may waive any provision of this Agreement, and any waiver of any provision of this Agreement made in conformity with the provisions of this Section 12.5 shall be binding on all Buyers, provided that no such waiver shall be effective to the extent that it imposes any obligation or liability on any Buyer without such Buyer’s prior written consent (which may be granted or withheld in such Buyer’s sole discretion). No consideration shall be offered or paid to any Person to amend or consent to a waiver or modification of any provision of any of this Agreement unless the same consideration also is offered to all of the parties to this Agreement. The Company has not, directly or indirectly, made any agreements with any Buyers relating to the terms or conditions of the transactions contemplated by this Agreement except as set forth in this Agreement. Without limiting the foregoing, the Company confirms that, except as set forth in this Agreement, no Buyer has made any commitment or promise or has any other obligation to provide any financing to the Company or otherwise. As a material inducement for each Buyer to enter into this Agreement, the Company expressly acknowledges and agrees that no due diligence or other investigation or inquiry conducted by a Buyer, any Buyer Representative shall affect such Buyer’s right to rely on, or shall modify or qualify in any manner or be an exception to any of, the Company’s representations and warranties contained in this Agreement. “Required Buyers” means Buyers holding a majority of the Shares sold pursuant to this Agreement.

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12.6 Gender and Use of Singular and Plural. All pronouns shall be deemed to refer to the masculine, feminine, neuter, singular or plural, as the identity of the party or parties or their personal representatives, successors and assigns may require.

12.7 Execution. This Agreement may be executed in one or more counterparts, all of which taken together shall be deemed and considered one and the same Agreement, and same shall become effective when counterparts have been signed by each party and each party has delivered its signed counterpart to the other party. A digital reproduction, portable document format (“.pdf”) or other reproduction of this Agreement may be executed by one or more parties hereto and delivered by such party by electronic signature (including signature via DocuSign or similar services), electronic mail or any similar electronic transmission device pursuant to which the signature of or on behalf of such party can be seen. Such execution and delivery shall be considered valid, binding and effective for all purposes.

12.8 Headings. The article and section headings contained in this Agreement are inserted for convenience only and shall not affect in any way the meaning or interpretation of the Agreement.

12.9 Governing Law. All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by and construed and enforced in accordance with the internal laws of the State of New York, without regard to the principles of conflicts of law thereof. Each party agrees that all legal proceedings concerning the interpretations, enforcement and defense of the transactions contemplated by this Agreement (whether brought against a party hereto or its respective affiliates, directors, officers, shareholders, employees or agents) shall be commenced exclusively in the state and Federal courts sitting in the State of New York. Each party hereby irrevocably submits to the exclusive jurisdiction of the state and Federal courts sitting in the State of New York, for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. Each party hereby irrevocably waives any right it may have, and agrees not to request, a jury trial for the adjudication of any dispute hereunder or in connection with or arising out of this Agreement or any transaction contemplated hereby. If either party shall commence an action or proceeding to enforce any provisions of this Agreement, then the prevailing party in such action or proceeding shall be reimbursed by the other party for its reasonable attorneys’ fees and other costs and expenses incurred with the investigation, preparation and prosecution of such action or proceeding.

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12.10 Further Assurances. The parties hereto will execute and deliver such further instruments and do such further acts and things as may be reasonably required to carry out the intent and purposes of this Agreement.

12.11 Survival. The representations and warranties contained herein shall survive the Closing. Each Buyer shall be responsible only for its own representations, warranties and covenants hereunder.

12.12 Joint Preparation. The preparation of this Agreement has been a joint effort of the parties and the resulting documents shall not, solely as a matter of judicial construction, be construed more severely against one of the parties than the other.

12.13 Severability. If any one of the provisions contained in this Agreement, for any reason, shall be held invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision of this Agreement, and this Agreement shall remain in full force and effect and be construed as if the invalid, illegal or unenforceable provision had never been contained herein.

12.14 No Third Party Beneficiaries. This Agreement is intended for the benefit of the parties hereto and their respective permitted successors and assigns, and is not for the benefit of, nor may any provision hereof be enforced by, any other Person.

12.15 WAIVER OF JURY TRIAL. THE BUYERS AND THE COMPANY, AFTER CONSULTING OR HAVING HAD THE OPPORTUNITY TO CONSULT WITH COUNSEL, EACH KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVES, IRREVOCABLY, THE RIGHT TO TRIAL BY JURY WITH RESPECT TO ANY LEGAL PROCEEDING BASED HEREON, OR ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT OR ANY OTHER AGREEMENT EXECUTED OR CONTEMPLATED TO BE EXECUTED IN CONJUNCTION WITH THIS AGREEMENT, OR ANY COURSE OF CONDUCT OR COURSE OF DEALING IN WHICH THE BUYERS AND THE COMPANY ARE ADVERSE PARTIES. THIS PROVISION IS A MATERIAL INDUCEMENT FOR THE BUYERS TO PURCHASE THE SHARES.

[SIGNATURES ON THE FOLLOWING PAGE]

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the date and year set forth above.

“COMPANY”
IMPRIMIS PHARMACEUTICALS, INC.,
a Delaware corporation

By:	/s/ Mark L. Baum
Mark L. Baum,
Chief Executive Officer

BUYERS:
See Signature pages for each Buyer attached

Company Signature Page to Securities Purchase Agreement

SCHEDULE OF BUYERS

Buyer	Purchase Price ($)	Number of Shares

TOTAL